WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2006

The William Blair Ready Reserves Fund normally accepts purchase and redemption orders and calculates its net asset value (“NAV”) only on days the New York Stock Exchange (“NYSE”) is open. Due to the National Day of Mourning for former President Gerald R. Ford, the NYSE will be closed on January 2, 2007; however, the William Blair Ready Reserves Fund will accept purchase and redemption orders and calculate its NAV on January 2, 2007 (as long as money markets and Federal Reserve Banks remain open on that day). Transactions will be effective and shares will be priced at 3:00 p.m. Central time. Exchanges to or from other William Blair Funds will not be available until those Funds begin accepting share orders on January 3, 2006.

December 29, 2006

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois 60606